SUMMARY PROSPECTUS

FRANKLIN FOCUSED GROWTH FUND

Franklin Custodian Funds
February 1, 2023 as amended July 6, 2023

Class A	Class C	Class R	Class R6	Advisor Class
FFQBX	FFQCX	FFQRX	FFQSX	FFQZX

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus, statement of additional information, reports to shareholders and other information about the Fund online at www.franklintempleton.com/prospectus. You can also get this information at no cost by calling (800) DIAL BEN/342-5236 or by sending an e-mail request to prospectus@franklintempleton.com. The Fund’s prospectus and statement of additional information, both dated February 1, 2023, as may be supplemented, are all incorporated by reference into this Summary Prospectus.

FRANKLIN FOCUSED GROWTH FUND
SUMMARY PROSPECTUS

At a meeting held on June 30, 2023, shareholders approved the reorganization of the Franklin Focused Growth Fund (the “Mutual Fund”) into the Franklin Focused Growth ETF (the “ETF”), a newly-organized series of the Franklin Templeton ETF Trust, pursuant to an Agreement and Plan of Reorganization. The reorganization of the Mutual Fund will consist of (1) the transfer of the Mutual Fund’s assets, subject to its liabilities, to the ETF in exchange for shares of the ETF; and (2) the distribution of the ETF shares to the Mutual Fund shareholders in complete liquidation of the Mutual Fund. The reorganization for the Mutual Fund is scheduled to occur on or about November 3, 2023. Shareholders of the Mutual Fund will become shareholders of the ETF on or about November 3, 2023, and will no longer be shareholders of the Mutual Fund.

Now that the Agreement and Plan of Reorganization has been approved by shareholders, this communication provides important information about the timeline for the reorganization and actions that shareholders may need to take in advance of the reorganization.

Action Items in Connection with the Reorganization	Scheduled Date
• All classes of shares except Advisor Class shares will be closed to purchases by new investors.	Effective August 8, 2023, the Mutual Fund will not accept purchase orders from new investors for any class other than Advisor Class shares.
• Advisor Class shares will be closed to purchases by new investors.	Effective September 1, 2023, the Mutual Fund will not accept purchase orders from new investors for the Advisor Class shares.
• All classes of shares except Advisor Class shares will be closed to purchases by all investors.

Effective September 26, 2023, the Mutual Fund will not accept purchase orders from any investor for any class other than Advisor Class shares. This includes a purchase as part of an ongoing dividend reinvestment program.

• Prior to the reorganization, each class of shares of the Mutual Fund, other than Advisor Class shares, will be converted into Advisor Class shares (without a contingent deferred sales charge or other charge).

Effective October 12, 2023.

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• Advisor Class shares will be closed to purchases by all investors.	Effective October 27, 2023, the Mutual Fund will not accept purchase orders for Advisor Class shares from any investor. This includes a purchase as part of an ongoing dividend reinvestment program.

• Shareholders who do not currently have a brokerage account will need to open a brokerage account and may need to transfer their Mutual Fund shares into it prior to the closing of the reorganization to receive and hold the ETF shares distributed in the reorganization. More information about opening a brokerage account and transferring Mutual Fund shares into it is included in the attached “Questions and Answers” document.

Shareholders must open a brokerage account no later than November 2, 2023 (except shareholders who hold Mutual Fund shares with Fiduciary Trust International of the South (FTIOS) as the custodian). If a shareholder does not have a brokerage account to hold the ETF shares and, in certain cases, has not transferred their Mutual Fund shares into it by that date, the shares will generally be held by American Stock Transfer & Trust Company, LLC in a default trustee account on behalf of the shareholder after the closing of the reorganization.

• Shareholders who hold Mutual Fund shares with Fiduciary Trust International of the South (FTIOS) as the custodian.

Shareholders who hold Mutual Fund shares with FTIOS as the custodian and have not opened a brokerage account and transferred their Mutual Fund shares into it before the close of market on October 6, 2023, will have their Mutual Fund shares exchanged by FTIOS for Class A shares of Franklin U.S. Government Money Fund (ticker FMFXX) rather than participate in the reorganization.

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• Shareholders who own the Mutual Fund in a Franklin Templeton Solo(k) account.

Mutual Fund shares that are held in a Franklin Templeton Solo(k) account will not be reorganized into ETF shares, and prior to the closing of the reorganization, holders of Franklin Templeton Solo(k) accounts may choose to exchange their Mutual Fund shares for shares of another mutual fund available to their Franklin Templeton Solo(k) account or they may redeem their Mutual Fund shares. If a holder of a Franklin Templeton Solo(k) account does not take action prior to October 2, 2023, their Mutual Fund shares will be exchanged into Class R shares of the Franklin U.S. Government Money Fund prior to the closing of the reorganization.

• Shareholders who own the Mutual Fund in a Franklin Templeton 403b account.

Mutual Fund shares that are held in a Franklin Templeton 403b account will not be reorganized into ETF shares, and prior to the closing of the reorganization, holders of Franklin Templeton 403b accounts may choose to exchange their Mutual Fund shares for shares of another mutual fund available to their Franklin Templeton 403(b) account or they may redeem their Mutual Fund shares. If a holder of a Franklin Templeton 403b account does not take action prior to October 2, 2023, their Mutual Fund shares will be exchanged into Class A shares of the Franklin U.S. Government Money Fund prior to the closing of the reorganization.

•  If you do not want to receive shares of the ETF in connection with the reorganization of the Mutual Fund, you can exchange your Mutual Fund shares for shares of another Franklin mutual fund that is not participating in the reorganization or redeem your Mutual Fund shares. Prior to doing so, however, you should consider the tax consequences associated with either action.

The last day to exchange your shares of the Mutual Fund for shares of another Franklin mutual fund is November 2, 2023, and the last day to redeem your shares of the Mutual Fund is November 2, 2023.

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• Any fractional shares held by shareholders on November 3, 2023 will be redeemed, and the Mutual Fund will distribute the redemption proceeds to those shareholders. The distribution of redemption proceeds to shareholders may be a taxable event and those shareholders are encouraged to consult their tax advisors to determine the effect of any such redemption.

Depending on the type of account, redemption proceeds for fractional shares will be sent either via wire or by a check mailed to the address of record on November 3, 2023.

•  Upon the closing of the reorganization of the Mutual Fund, each shareholder of the Mutual Fund will receive shares of the ETF having the same aggregate net asset value as the shares of the Mutual Fund they held on the date of the reorganization and become a shareholder of the ETF.

Except as noted above for FTIOS accountholders, Franklin Templeton Solo(k) and Franklin Templeton 403b accountholders, each shareholder of the Mutual Fund will receive ETF shares after the market close on November 3, 2023. If you did not establish a brokerage account and, in certain cases, did not transfer your Mutual Fund shares into it before the closing of the reorganization, your ETF shares will generally be held on your behalf by American Stock Transfer & Trust Company, LLC in a default trustee account. If you think the ETF shares received by you in the reorganization will be held by American Stock Transfer & Trust, after the reorganization is consummated, you may contact them for more information by e-mailing help@astfinancial.com or calling (800) 937-5449. If the ETF shares are not transferred into a brokerage account within a year of the date of the reorganization, the ETF shares will be converted to cash and the cash proceeds will be sent to the accountholder of record (subject to applicable federal or state laws concerning unclaimed property).

For further information, please contact the Mutual Fund toll-free at (800) DIAL BEN® or (800) 342-5236.

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IMPORTANT NOTICE ABOUT YOUR FUND ACCOUNT

QUESTIONS AND ANSWERS

The following is a brief Q&A that provides information to help you to determine if you need to take action with respect to your shareholder account prior to the reorganization of the Mutual Fund in order to receive shares of the ETF.

Q.	What types of shareholder accounts can receive shares of the ETF as part of the reorganization?
A.

If you hold your shares of the Mutual Fund in a brokerage account that permits you to purchase securities traded in the stock market, such as ETFs or other types of stocks, then you will be eligible to receive shares of the ETF in the reorganization. No further action is required.

Q.	What types of shareholder accounts cannot receive shares of the ETF as part of the reorganization?
A.	The following account types cannot hold shares of ETFs:

Distributor Accounts. If you hold your shares of the Mutual Fund in an account where Franklin Distributors, LLC is the broker-dealer of record (a “Distributor Account”), you should transfer your shares of the Mutual Fund to a brokerage account that can accept shares of the ETF prior to the reorganization. For this purpose, a Distributor Account includes an individual retirement account (“IRA”) for which Franklin Distributors is the broker-dealer of record. You have a Distributor Account if you receive quarterly account statements directly from the Mutual Fund and not from a third-party broker-dealer.

Non-Accommodating Brokerage Accounts. If you hold your shares of the Mutual Fund in a brokerage account with a financial intermediary that only allows you to hold shares of mutual funds in the account, you will need to contact your financial intermediary to set up a brokerage account that permits investment in ETF shares.

Non-Accommodating Retirement Accounts. If you hold your shares of the Mutual Fund through an IRA or group retirement plan whose sponsor does not have the ability to hold shares of ETFs on its platform, you may need to redeem your shares prior to the reorganization or your financial intermediary may transfer your investment in the Mutual Fund to a different investment option prior to the reorganization.

Fiduciary Trust International of the South (FTIOS) Custodian Accounts. If you hold Mutual Fund shares with FTIOS as the custodian (including for an IRA or group retirement plan) and have not opened a brokerage account at close of

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market on October 6, 2023, you will have your Mutual Fund shares exchanged by FTIOS for Class A shares of Franklin U.S. Government Money Fund rather than participating in the reorganization.

Franklin Templeton Solo(k) Accounts. If you hold your shares of the Mutual Fund in a Franklin Templeton Solo(k) account, your Mutual Fund shares will not be reorganized into ETF shares, and prior to the closing of the reorganization, holders of Franklin Templeton Solo(k) accounts may choose to exchange their Mutual Fund shares for shares of another mutual fund available to their Franklin Templeton Solo(k) account or they may redeem their Mutual Fund shares (You should consider the tax consequences associated with any redemption). If a holder of a Franklin Templeton Solo(k) account does not take action prior to October 2, 2023, their Mutual Fund shares will be exchanged into Class R shares of the Franklin U.S. Government Money Fund prior to the closing of the reorganization.

Franklin Templeton 403b Accounts. If you hold your shares of the Mutual Fund in a Franklin Templeton 403b account, your Mutual Fund shares will not be reorganized into ETF shares, and prior to the closing of the reorganization, holders of Franklin Templeton 403b accounts may choose to exchange their Mutual Fund shares for shares of another mutual fund available to their Franklin Templeton 403b account or they may redeem their Mutual Fund shares (You should consider the tax consequences associated with any redemption). If a holder of a Franklin Templeton 403b account does not take action prior to October 2, 2023, their Mutual Fund shares will be exchanged into Class A shares of the Franklin U.S. Government Money Fund prior to the closing of the reorganization.

If you are unsure about the ability of your account to accept shares of the ETF, please contact your financial advisor or other financial intermediary.

Q.	How do I transfer my Mutual Fund shares from an account held with Franklin Distributors to a brokerage account that will accept ETF shares?
A.

Transferring your shares from a Distributor Account held with Franklin Distributors to a brokerage account that can accept shares of the ETF should be a simple process. If you have a brokerage account or a relationship with a brokerage firm, please talk to your broker and inform the broker that you would like to transfer a mutual fund position that you hold directly with the Mutual Fund into your brokerage account. Also inform your broker that such an account will need to be set up to accept shares of an ETF. If you don’t have a brokerage account or a relationship with a brokerage firm, you will need to open an account.

We suggest you provide your broker with a copy of your quarterly statement from the Mutual Fund. Your broker will require your account number with the Mutual Fund, which can be found on your statement. Your broker will help you complete a

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form to initiate the transfer. Once you sign that form, your broker will submit the form to the Mutual Fund’s transfer agent directly, and the shares will be transferred into your brokerage account. The sooner you initiate the transfer, the better.

Q.	How do I transfer my Mutual Fund shares from a non-accommodating brokerage account to a brokerage account that will accept ETF shares?
A.

The broker where you hold your Mutual Fund shares should be able to assist you in changing the characteristics of your brokerage account to an account that is permitted to invest in ETF shares. Contact your broker right away to make the necessary changes to your account.

Q.	What will happen if I do not have a brokerage account that can accept ETF shares at the time of the reorganization?
A.

If your account cannot accept ETF shares at the time of the reorganization, the ETF shares received by you in connection with the reorganization will generally be held by a stock transfer agent, American Stock Transfer & Trust Company, LLC (“American Stock Transfer & Trust”), until a brokerage account is identified into which American Stock Transfer & Trust can transfer the shares. As planned, if the ETF shares are not transferred into a brokerage account within a year of the date of the reorganization, the ETF shares will be converted to cash and the cash proceeds will be sent to the accountholder of record (subject to applicable federal or state laws concerning unclaimed property). The conversion of ETF shares to cash may be subject to fees and expenses and will likely be a taxable event for shareholders who hold their shares in a taxable account. In some cases, the liquidation of your investment and return of cash, or the transfer of your investment, may be subject to fees and expenses and may also be subject to tax. It may take time for you to receive your cash. Please consult with your financial intermediary for more information on the impact that the reorganization will have on you and your investments. For more information about specific accounts that cannot hold ETFs, see “What type of shareholder accounts cannot receive shares of the ETF as part of the reorganization?” above.

Q.	What if I do not want to own shares of the ETF?
A.

If you do not want to receive shares of the ETF in connection with the reorganization, you can exchange your Mutual Fund shares for shares of another Franklin mutual fund that is not participating in a reorganization or redeem your Mutual Fund shares. Prior to doing so, however, you should consider the tax consequences associated with either action. Redemption of your Mutual Fund shares will be a taxable event if you hold your shares in a taxable account. The last day to exchange your shares of the Mutual Fund for shares of another Franklin mutual fund is November 2, 2023, and the last day

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to redeem your shares of the Mutual Fund is November 2, 2023.

Prior announcement from December 2022:

I. Proposed Conversion of Fund to ETF

At a meeting held on December 14-15, 2022, the Board of Trustees of the Franklin Custodian Funds approved the reorganization of the Franklin Focused Growth Fund (the “Mutual Fund”) into the Franklin Focused Growth ETF (the “ETF”), a newly-organized series of the Franklin Templeton ETF Trust, pursuant to an Agreement and Plan of Reorganization.

If the Agreement and Plan of Reorganization is approved by the shareholders of the Mutual Fund, the reorganization of the Mutual Fund would consist of (1) the transfer of substantially all of the Mutual Fund’s assets, subject to its liabilities, to the ETF for shares of the ETF; and (2) the distribution of the ETF shares to the Mutual Fund’s shareholders in complete liquidation of the Mutual Fund. The new ETF will be managed in a substantially similar manner as the Mutual Fund, and the ETF’s investment objective, principal investment strategies, investment adviser and portfolio management team will be the same as that of the corresponding Mutual Fund, except that the ETF, unlike the Mutual Fund, will be a non-diversified fund (within the meaning of the Investment Company Act of 1940) which means that it will generally invest a greater proportion of its assets in the securities of one or more issuers and will invest overall in a smaller number of issuers than a diversified fund.

A notice of a special meeting of shareholders and a proxy statement/prospectus seeking shareholder approval for the Agreement and Plan of Reorganization and containing information about the ETF, reasons for the proposed reorganization and potential benefits to the Mutual Fund’s shareholders, will be sent to the shareholders of the Mutual Fund in the second calendar quarter of 2023.

If the reorganization is approved by the Mutual Fund’s shareholders, each class of shares of the Mutual Fund, other than Advisor Class shares, will then be converted into Advisor Class shares (without a contingent deferred sales charge or other charge) prior to the reorganization. After such conversion, any fractional shares held by shareholders will be redeemed, and the Mutual Fund will distribute the redemption proceeds to those shareholders. The distribution of redemption proceeds to shareholders may be a taxable event and those shareholders are encouraged to consult their tax advisors to determine the effect of any such redemption.

In addition, shareholders who do not currently have a brokerage account will need to open a brokerage account prior to the closing of the reorganization to receive

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and hold the ETF shares distributed in the reorganization (or alternatively the shares will be held in a default trustee account on behalf of the shareholder).

Upon the closing of the reorganization of the Mutual Fund, each shareholder of the Mutual Fund will receive shares of the ETF having the same aggregate net asset value as the shares of the Mutual Fund they held on the date of the reorganization and become a shareholder of the ETF. It is anticipated that the reorganization will qualify as a tax-free reorganization for federal income tax purposes and that shareholders will not recognize any gain or loss in connection with the reorganization, except to the extent that they receive cash in connection with the redemption of any fractional shares prior to the reorganization. If approved by the shareholders of the Mutual Fund, it is anticipated that the reorganization of the Mutual Fund would occur in the fourth quarter of 2023.

II. Waivers of Sales Charges

Effective March 1, 2023, any front-end sales charges applicable to the purchase of Mutual Fund shares or contingent deferred sales charges applicable to the redemption of Mutual Fund shares will be waived.

Investment Goal

Capital appreciation.

Fees and Expenses of the Fund

These tables describe the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may qualify for sales charge discounts in Class A if you and your family invest, or agree to invest in the future, at least $25,000 in Franklin Templeton funds and certain other funds distributed through Franklin Distributors, LLC, the Fund’s distributor. More information about these and other discounts is available from your financial professional and under “Your Account” on page 166 in the Fund’s Prospectus and under “Buying and Selling Shares” on page 88 of the Fund’s Statement of Additional Information. In addition, more information about sales charge discounts and waivers for purchases of shares through specific financial intermediaries is set forth in Appendix A – “Intermediary Sales Charge Discounts and Waivers” to the Fund’s prospectus.

Please note that the tables and examples below do not reflect any transaction fees that may be charged by financial intermediaries, or commissions that a shareholder may be required to pay directly to its financial intermediary when buying or selling Class R6 or Advisor Class shares.

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Shareholder Fees1

(fees paid directly from your investment)

	Class A		Class C	Class R	Class R6	Advisor Class
Maximum Sales Charge (Load) Imposed on Purchases (as percentage of offering price)	5.50%		None	None	None	None
Maximum Deferred Sales Charge (Load) (as percentage of the lower of original purchase price or sale proceeds)	None	[2]	1.00%	None	None	None

1.

Effective March 1, 2023, all front-end sales charges (sales charges imposed on purchases) and deferred sales charges will be waived in anticipation of the Fund's reorganization into an ETF as described above.

2.

There is a 1% contingent deferred sales charge that applies to investments of $1 Million or more (see "Investment of $1 Million or More" under "Choosing a Share Class") and purchases by certain retirement plans without an initial sales charge on shares sold within 18 months of purchase.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class C	Class R	Class R6	Advisor Class
Management fees	0.70%	0.70%	0.70%	0.70%	0.70%
Distribution and service (12b-1) fees	0.25%	1.00%	0.50%	None	None
Other expenses	0.42%	0.42%	0.41%	0.28%	0.42%
Total annual Fund operating expenses	1.37%	2.12%	1.61%	0.98%	1.12%
Fee waiver and/or expense reimbursement[1]	-0.27%	-0.27%	-0.26%	-0.16%	-0.27%
Total annual Fund operating expenses after fee waiver and/or expense reimbursement[1,2]	1.10%	1.85%	1.35%	0.82%	0.85%

1. The transfer agent has contractually agreed to cap transfer agency fees for Class R6 shares of the Fund so that the transfer agency fees for that class do not exceed 0.03% until January 31, 2024. During the term, this fee waiver and expense reimbursement agreement may not be terminated or amended without approval of the board of trustees except to add series and classes, to reflect the extension of termination dates or to lower the cap on Fund’s fees and expenses (which would result in lower fees for shareholders).

2. The investment manager has contractually agreed to waive or assume certain expenses so that total annual Fund operating expenses (excluding Rule 12b-1 fees, acquired fund fees and expenses and certain nonroutine expenses) for each class of the Fund do not exceed 0.85% until January 31, 2024. During the term, this fee waiver and expense reimbursement agreement may not be terminated or amended without approval of the board of trustees except to add series and classes, to reflect the extension of termination dates or to lower the cap on the Fund’s fees and expenses (which would result in lower fees for shareholders).

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of the period. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. The Example reflects adjustments made to the Fund's operating expenses due to the fee waivers and/or expense reimbursements by management

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for the 1 Year numbers only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$656	$935	$1,234	$2,084
Class C	$288	$638	$1,115	$2,241
Class R	$137	$482	$851	$1,888
Class R6	$84	$296	$526	$1,187
Advisor Class	$87	$330	$591	$1,338
If you do not sell your shares:
Class C	$188	$638	$1,115	$2,241

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 39.93% of the average value of its portfolio.

Principal Investment Strategies

Under normal market conditions, the Fund invests predominantly in equity securities of companies that the investment manager believes offer compelling growth opportunities. In selecting securities, the investment manager considers many factors, including historical and potential growth in revenues and earnings, assessment of strength and quality of management, and determination of a company’s strategic positioning in its industry.

The equity securities in which the Fund invests are predominantly common stock. The Fund may invest in companies of any size, including small and medium capitalization companies. In addition to the Fund’s main investments, the Fund may invest a portion (up to 25%) of its net assets in foreign equity securities, including those located in emerging markets.

The Fund generally seeks to maintain a portfolio consisting of securities of approximately 20-50 companies. Although the Fund seeks investments across a number of sectors, from time to time, based on economic conditions, the Fund may have significant positions in particular sectors.

The investment manager is a research-driven, “bottom-up” fundamental investor. The investment manager’s investment approach for the Fund focuses on identifying

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companies that offer, in its opinion, a compelling trade-off between growth opportunity, business and financial risk and valuation. Key valuation metrics include discounted-cash-flow, absolute and relative price-to-earnings, enterprise value, and sum of the parts, among others.

Principal Risks

You could lose money by investing in the Fund. Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. government.

Market The market values of securities or other investments owned by the Fund will go up or down, sometimes rapidly or unpredictably. The market value of a security or other investment may be reduced by market activity or other results of supply and demand unrelated to the issuer. This is a basic risk associated with all investments. When there are more sellers than buyers, prices tend to fall. Likewise, when there are more buyers than sellers, prices tend to rise.

The global outbreak of the novel strain of coronavirus, COVID-19, has resulted in market closures and dislocations, extreme volatility, liquidity constraints and increased trading costs. Efforts to contain the spread of COVID-19 have resulted in global travel restrictions and disruptions of healthcare systems, business operations and supply chains, layoffs, volatility in consumer demand for certain products, defaults and credit ratings downgrades, and other significant economic impacts. The effects of COVID-19 have impacted global economic activity across many industries and may heighten other pre-existing political, social and economic risks, locally or globally. The full impact of the COVID-19 pandemic is unpredictable and may adversely affect the Fund’s performance.

Stock prices tend to go up and down more dramatically than those of debt securities. A slower-growth or recessionary economic environment could have an adverse effect on the prices of the various stocks held by the Fund.

Focus To the extent that the Fund focuses on particular countries, regions, industries, sectors or types of investment from time to time, the Fund may be subject to greater risks of adverse developments in such areas of focus than a fund that invests in a wider variety of countries, regions, industries, sectors or investments.

Growth Style Investing Growth stock prices reflect projections of future earnings or revenues, and can, therefore, fall dramatically if the company fails to meet those projections. Prices of these companies’ securities may be more volatile than other securities, particularly over the short term. In addition, investment styles can go in

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and out of favor, which could cause additional volatility in the prices of the Fund’s portfolio holdings.

Management The Fund is subject to management risk because it is an actively managed investment portfolio. The Fund's investment manager applies investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these decisions will produce the desired results.

Small and Mid Capitalization Companies Securities issued by small and mid capitalization companies may be more volatile in price than those of larger companies and may involve additional risks. Such risks may include greater sensitivity to economic conditions, less certain growth prospects, lack of depth of management and funds for growth and development, and limited or less developed product lines and markets. In addition, small and mid capitalization companies may be particularly affected by interest rate increases, as they may find it more difficult to borrow money to continue or expand operations, or may have difficulty in repaying any loans.

Foreign Securities (non-U.S.) Investing in foreign securities typically involves more risks than investing in U.S. securities, including risks related to currency exchange rates and policies, country or government specific issues, less favorable trading practices or regulation and greater price volatility. Certain of these risks also may apply to securities of U.S. companies with significant foreign operations. The risks of investing in foreign securities are typically greater in less developed or emerging market countries.

Cybersecurity Cybersecurity incidents, both intentional and unintentional, may allow an unauthorized party to gain access to Fund assets, Fund or customer data (including private shareholder information), or proprietary information, cause the Fund, the investment manager and/or their service providers (including, but not limited to, Fund accountants, custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or loss of operational functionality or prevent Fund investors from purchasing, redeeming or exchanging shares or receiving distributions. The investment manager has limited ability to prevent or mitigate cybersecurity incidents affecting third party service providers, and such third party service providers may have limited indemnification obligations to the Fund or investment manager. Cybersecurity incidents may result in financial losses to the Fund and its shareholders, and substantial costs may be incurred in an effort to prevent or mitigate future cybersecurity incidents. Issuers of securities in which the Fund invests are also subject to cybersecurity risks, and the value of these securities could decline if the issuers experience cybersecurity incidents.

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Because technology is frequently changing, new ways to carry out cyber attacks are always developing. Therefore, there is a chance that some risks have not been identified or prepared for, or that an attack may not be detected, which puts limitations on the Fund's ability to plan for or respond to a cyber attack. Like other funds and business enterprises, the Fund, the investment manager and their service providers are subject to the risk of cyber incidents occurring from time to time.

Performance

The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows changes in the Fund's performance from year to year for Advisor Class shares. The table shows how the Fund's average annual returns for 1 year, 5 years, 10 years or since inception, as applicable, compared with those of a broad measure of market performance. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. You can obtain updated performance information at franklintempleton.com or by calling (800) DIAL BEN/342-5236.

Advisor Class Annual Total Returns

Best Quarter:	2020, Q2	32.09%
Worst Quarter:	2022, Q2	-25.01%

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Average Annual Total Returns

For periods ended December 31, 2022

	1 Year	5 Years	Since Inception
Franklin Focused Growth Fund - Advisor Class
Return before taxes	-39.63%	8.27%	11.72%	[1]
Return after taxes on distributions	-39.63%	7.87%	11.40%	[1]
Return after taxes on distributions and sale of Fund shares	-23.46%	6.52%	9.51%	[1]
Franklin Focused Growth Fund - Class A	-43.11%	6.77%	10.49%	[1]
Franklin Focused Growth Fund - Class C	-40.84%	7.19%	10.61%	[1]
Franklin Focused Growth Fund - Class R	-39.96%	7.75%	11.18%	[1]
Franklin Focused Growth Fund - Class R6	-39.65%	—	-0.86%	[2]
Russell 1000 Growth Index (index reflects no deduction for fees, expenses or taxes)	-29.14%	10.96%	13.21%	[1]

1.	Since inception April 13, 2016.
2.	Since inception February 14, 2020.

Historical performance for Class A, Class C and Class R shares prior to their inception is based on the performance of Advisor Class shares. Class A, Class C and Class R shares' performance has been adjusted to reflect differences in sales charges and 12b-1 expenses between classes.

The after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for Advisor Class and after-tax returns for other classes will vary.

Investment Manager

Franklin Advisers, Inc. (Advisers)

Portfolio Manager

Matthew J. Moberg, CPA
Senior Vice President of Advisers and portfolio manager of the Fund since inception (2016).

Purchase and Sale of Fund Shares

You may purchase or redeem shares of the Fund on any business day online through our website at franklintempleton.com, by mail (Franklin Templeton Investor Services, P.O. Box 997151, Sacramento, CA 95899-7151), or by telephone at

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(800) 632-2301. For Class A, C and R, the minimum initial purchase for most accounts is $1,000 (or $25 under an automatic investment plan). Class R6 and Advisor Class are only available to certain qualified investors and the minimum initial investment will vary depending on the type of qualified investor, as described under "Your Account — Choosing a Share Class — Qualified Investors — Class R6" and "— Advisor Class" in the Fund's prospectus. There is no minimum investment for subsequent purchases.

Taxes

The Fund’s distributions are generally taxable to you as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account, in which case your distributions would generally be taxed when withdrawn from the tax-advantaged account.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your financial advisor or visit your financial intermediary's website for more information.

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Franklin Distributors, LLC One Franklin Parkway San Mateo, CA 94403-1906 franklintempleton.com Franklin Focused Growth Fund

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